EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                ------------------------------------------------
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ Gary C. Loraditch
                                            ------------------------------------
                                            Name: Gary C. Loraditch
                                            Title: President



                                        By: /s/ Bonnie M. Klein
                                            ------------------------------------
                                            Name: Bonnie M. Klein
                                            Title: Vice President and Treasurer

Date: August 13, 2003